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SECURITIES AND EXCHANGE COMMISSION
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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/15 - 6/30/15

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

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Item 1 -  Report to Shareholders

August 5, 2015

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six months ended June 30, 2015. The Fund's net asset value (the "NAV") was $10.19 as of June 30th. The market price for the Fund's shares ended the period at $8.77, representing a market price discount of 13.9%. During the period the Fund's regular monthly dividend remained at $.065 per share. The annualized dividend yield for a common stock purchase at the year-end 2014 price of $8.94 was 8.7%.

Interest rate risk is one of the risks faced by the Fund's shareholders. After a prolonged period of low rates, statements from the Federal Reserve (the "Fed") indicate that the Fed may soon begin to raise interest rates. We do not know the timing or the magnitude of a potential change in interest rates. Fixed income markets have recently experienced increased volatility due, in part, to investors' concerns about the impact of increased interest rates on the prices of fixed income instruments. However, bonds react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less sensitivity to changes in interest rates. High yield bonds have relatively lower durations compared to investment grade bonds, resulting in less price volatility in changing rate environments. It is also noteworthy that a change in Fed policy to higher interest rates indicates confidence in the strength of the U.S. economy. A stable to improving economy is beneficial to high yield companies.

As of June 30th, the Fund had borrowed $90 million through its credit facility (the "Facility") with the Bank of Nova Scotia, unchanged over the last year. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 1.08%, which offered an attractive spread relative to the 7.01% market value-weighted average current yield on the Fund's portfolio on June 30th. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common dividend. The Fund's leverage contributed approximately 23% of the common stock dividend year-to-date.

As always, we remind shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses among other factors. Leverage magnifies the effect of price movements on the net asset value. The Fund's leverage has increased the Fund's total return in the recent period of positive high yield market performance. Of course the opposite would be true in an unfavorable high yield market.

As discussed below, the Fund's investment advisor has adopted a somewhat cautious outlook on the high yield bond market. There are positive underpinnings to the market, but the Fund's portfolio is not immune to the potential volatility resulting from investors withdrawing assets from high yield mutual funds due to rate concerns and fall-out from political or economic news abroad.

	Total Returns for the Periods Ending June 30, 2015
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	(4.46%)	11.94%
New America High Income Fund (NAV and Dividends)	(.11%)	29.30%
Lipper Closed-End Fund Leveraged High Yield Average	(1.72%)	29.74%
Credit Suisse High Yield Index	(.70%)	21.22%
Citigroup 10 Year Treasury Index	3.77%	2.26%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Market Review

High yield bonds generated gains for the first half of the year, posting a total return of 2.9%, as measured by the Credit Suisse High Yield Index (the "Index"). Continuing a seasonal pattern investors have seen in recent years, high yield bond prices declined late in the second quarter. There is no shortage of factors creating volatility in today's market environment, many of which are recycled from prior months or years. Concerns about the Greek debt crisis, the Federal Reserve's interest rate policies, and weaker oil prices all negatively impacted investors' outlook at the end of the quarter.

The Federal Reserve did not raise interest rates at its June policy meeting; however, many market analysts believe that generally strong U.S. economic data will lead the central bank to begin tightening monetary policy before the end of the year. As a result of these concerns, the yield on the 10-year Treasury note increased from less than 2.00% in March to nearly 2.50% in early June—the highest level in 2015—before falling to 2.35% at the end of the period as demand for safe-haven assets increased.

The energy sector continued its rebound from the first quarter but languished in June while metals and mining names, particularly in the coal industry, have yet to recover from last year's weakness. From a quality perspective, B rated bonds were well positioned to outperform as rising Treasury yields weighed on higher quality issues and general risk-aversion sentiment impacted lower-rated credits. The average yield spread-to-worst for the Index tightened by 29 basis points over the prior six months and finished the period at 535 basis points over U.S. Treasuries. At the end of June, the yield-to-worst on the Index was a relatively attractive 6.86%, compared to the rich valuations in 2013 and the majority of last year.

According to J.P. Morgan, $191.2 billion of new high yield issues was priced in the first half of 2015. Merger and acquisition (M&A) deal volume remained elevated relative to prior years, supporting net new supply to the market while refinancing continues to be a major use of proceeds for new issued debt. High yield bond defaults totaled

$13 billion in the first half of 2015, representing 21 issuers. Year-to-date, two-thirds of the companies that defaulted on their debt obligations are energy or metals and mining-related, including credits in the coal industry. The J.P. Morgan par-weighted trailing 12 month default rate increased to 1.88% in June from 1.58% in May, but lower than December's trailing 12 month default rate of 2.96%.

Portfolio Review

Commodity sectors will continue to be an area of focus for the portfolio. After last year's considerable declines, the Fund's investments in the energy industry have been top performers year-to-date. Our primary emphasis on high-quality issuers in the sector has benefited the strategy despite oil price volatility during the first half of the year. Energy industry M&A activity and the portfolio's targeted overweight in names deemed likely to be takeover candidates also resulted in attractive gains. For example, a position in Rosetta Resources, an independent oil and gas producer, traded up sharply following the announcement of its purchase by a strategic investment-grade acquirer. Unlike energy, the metals and mining sector continues to trade lower and an underweight to that sector proved advantageous. Iron ore and the coal industry face headwinds partially stemming from excess global supply and a strong U.S. dollar.

Credit selection in the media/telecom sector also aided relative results. We have positioned our portfolio to benefit from M&A activity in the broad media space. Many media and telecom companies, including wireless, cable, and broadcasting, have executed acquisitions to diversify their service offerings and/or broaden their geographic presence. We believe M&A synergies and credit improvements will likely continue over the next few years, and we continue to overweight media-related sectors to benefit from this trend. Additionally, European names are benefiting from secular growth trends, with many carriers seizing opportunities to bundle multiple service offerings and expand revenues. Charter Communications issued new debt during the period to fund its well-publicized merger with Time Warner Cable and acquisition of Bright House Networks. While there are many moving parts, we believe the combined entity will ultimately be one of significant scale, strong free cash flow generation, and healthier credit profile than the stand-alone Charter Communications is today. Additionally, T-Mobile is benefiting from subscriber growth given its unique marketing strategy and potential as an acquisition target.

Limited exposure to the utilities sector weighed on results. Moreover an overweight to NRG Energy detracted from total return as the bonds traded down alongside natural gas price declines. Regardless, we continue to favor NRG Energy given its geographic diversity and strong free cash flow. Credit selection in the consumer products sector weighed on relative results, largely driven by the Fund's position in Quiksilver. These bonds sold off after weaker than expected second-quarter earnings. The company's profitability remains challenged despite management's claims of future 2016 improvements. We are monitoring the position closely.

Outlook

We are cautious in the near term as several adverse factors are likely to weigh on the high yield market. The market typically experiences reduced liquidity in summer months, and volatile interest rates along with global risks from Greece and China could produce a challenging environment. We believe valuations are attractive at the current high yield market average yields of 7%, and aside from the uncertainty emanating from the energy sector, the fundamentals underpinning the companies in the high yield market appear solid. Issuers have repaired their balance sheets, reduced capital costs, and extended maturities through refinancing activity over the past several years. Increased M&A activity could continue to surprise to the upside given our focus on companies that may be attractive take-over targets, particularly within the energy, health care, and media/telecommunications industries.

We continue to leverage the broad research resources within T. Rowe Price to cast a wide net seeking attractive high yield investment opportunities. As always, we aim to deliver high current income while seeking to limit the impact of volatility inherent in the high yield market on the Fund's portfolio. Our team maintains a commitment to credit research and risk-conscious investing that we believe leads to favorable returns for high yield investors over complete market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2015 (Unaudited)	As a Percent of Total Investments
Energy	14.21%
Financial	8.31%
Cable Operators	7.98%
Health Care	7.39%
Services	6.34%
Wireless Communications	5.58%
Broadcasting	4.72%
Metals & Mining	4.50%
Retail	3.43%
Information Technology	3.28%
Chemicals	2.98%
Entertainment & Leisure	2.72%
Utilities	2.59%
Gaming	2.54%
Container	2.52%
Building & Real Estate	2.44%
Consumer Products	2.36%
Other Telecommunications	2.14%
Automotive	1.86%
Manufacturing	1.71%
Food/Tobacco	1.66%
Forest Products	1.39%
Airlines	1.31%
Building Products	1.21%
Aerospace & Defense	1.13%
Satellites	0.97%
Supermarkets	0.69%
Publishing	0.59%
Restaurants	0.57%
Lodging	0.44%
Real Estate Investment Trust Securities	0.34%
Transportation	0.10%
Total Investments	100.00%
Moody's Investors Service Ratings (1) June 30, 2015 (Unaudited)	As a Percent of Total Investments
Baa3	1.41%
Ba1	4.85%
Ba2	7.80%
Ba3	14.71%
Total Ba	27.36%
B1	16.17%
B2	15.00%
B3	19.06%
Total B	50.23%
Caa1	13.42%
Caa2	5.15%
Caa3	0.24%
Total Caa	18.81%
Ca	0.31%
Unrated	1.21%
Equity	0.67%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 134.12% (b)(d)
Aerospace & Defense — 1.53%
$1,575	Bombardier, Inc., Senior Notes, 5.50%, 09/15/18 (g)	B1	$1,563
425	DAE Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	(e)	419
475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	500
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	519
350	Transdigm, Inc., Subordinated Notes, 6.50%, 07/15/24	Caa1	346
300	Transdigm, Inc., Subordinated Notes, 6.50%, 05/15/25 (g)	Caa1	298
			3,645
Airlines — 1.78%
165	Allegiant Travel Company, Senior Notes, 5.50%, 07/15/19	B1	167
1,100	American Airlines, Senior Notes, 5.50%, 10/01/19 (g)	B1	1,111
128	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	132
130	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	132
700	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B1	721
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B1	601
1,325	US Airways, Inc., Senior Notes, 6.125%, 06/01/18	B1	1,370
			4,234
Automotive — 2.52%
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	B1	564
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22	B1	350
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	$1,061
825	MPG Holdco Inc., Senior Notes, 7.375%, 10/15/22	B3	878
925	Navistar International Group, Senior Notes, 8.25%, 11/01/21	B3	883
400	Penske Auto Group, Inc., Senior Notes, 5.75%, 10/01/22	B1	418
270	Pittsburgh Glass Works, LLC, Senior Notes, 8%, 11/15/18 (g)	B2	284
475	Schaeffler Finance B.V., Senior Notes, 6.875%, 08/15/18 (g)	B1	492
325	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	321
750	T1 Group Automotive Systems L.L.C., Senior Notes, 8.75%, 07/15/23 (g)	Caa1	748
			5,999
Broadcasting — 6.39%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	1,075
75	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	76
850	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	884
175	Cumulus Media Holdings Inc., Senior Notes, 7.75%, 05/01/19	Caa1	161
1,025	IHeart Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	976
850	IHeart Communications, Inc., Senior Notes, 10%, 01/15/18	Ca	682
450	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	465

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22 (g)	B3	$533
1,306	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	1,304
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	732
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	257
400	Polish Television Holding B.V., Senior Notes, 11%, 01/15/21 (g) (EUR)	(e)	528
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	616
1,475	Sirius XM Radio, Inc., Senior Notes, 5.75%, 08/01/21 (g)	Ba3	1,512
725	Starz LLC, Senior Notes, 5%, 09/15/19	Ba2	736
75	TEGNA Inc., Senior Notes, 6.375%, 10/15/23	Ba1	78
1,225	Tribune Media Company, Senior Notes, 5.875%, 07/15/22 (g)	B2	1,237
425	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	422
2,050	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	2,009
625	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	603
300	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	319
			15,205
Building & Real Estate — 3.31%
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	523
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	$369
1,175	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	1,246
1,550	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	1,488
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	315
400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17	Ba3	417
450	Realology Group LLC, Senior Notes, 5.25%, 12/01/21 (g)	B3	458
125	Realology Group LLC, Senior Notes, 9%, 01/15/20 (g)	B2	134
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g) (EUR)	Ba2	644
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B2	353
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B2	419
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B3	697
750	William Lyon Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	813
			7,876
Building Products — 1.64%
550	Builders First Source, Inc., Senior Notes, 7.625%, 06/01/21 (g)	Caa1	568
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	B2	280
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	B3	611
750	Reliance Intermediate Holdings L.P., Senior Notes, 6.50%, 04/01/23 (g)	B1	780

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	$750
275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	273
458	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20	Caa1	502
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa1	142
			3,906
Cable Operators — 10.81%
375	Altice Financing SA, Senior Notes, 6.625%, 02/15/23 (g)	B1	372
1,100	Altice Financing S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	1,034
1,350	Altice Financing S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	1,308
600	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	615
675	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	743
800	B Communications Ltd., Senior Notes, 7.375%, 02/15/21 (g)	(e)	858
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	B1	482
725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	714
425	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	425
1,225	CCO Holdings, LLC, Senior Notes, 5.75%, 01/15/24	B1	1,231
2,350	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	2,444
300	Cable One, Inc., Senior Notes, 5.75%, 06/15/22 (g)	B1	305
650	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	B3	588
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,775	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	$1,762
800	Dish DBS Corporation, Senior Notes, 5.125%, 05/01/20	Ba3	803
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	514
325	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	339
550	LGE Holdco VI B.V., Senior Notes, 7.125%, 05/15/24 (g) (EUR)	B2	681
800	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B2	800
650	Netflix, Inc., Senior Notes, 5.375%, 02/01/21	B1	676
1,700	Numericable Group, S.A., Senior Notes, 6.25%, 05/15/24 (g)	Ba3	1,666
425	United Group BV, Senior Notes, 7.875%, 11/15/20 (g) (EUR)	B2	499
100	United Group BV, Senior Notes, 7.875%, 11/15/20 (g) (EUR)	B2	118
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	889
1,775	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	1,850
428	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	454
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	574
375	Virgin Media Finance, Plc, Senior Note, 6%, 10/15/24 (g)	B2	381
325	Virgin Media Secured Finance, Plc, Senior Note, 5.25%, 01/15/26 (g)	Ba3	319
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	716
175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	Caa1	183

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$125	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	$133
825	Wide Open West Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	898
375	Ziggo Bond Finance BV, Senior Notes, 5.875%, 01/15/25 (g)	B2	370
			25,744
Chemicals — 4.03%
300	Axalta Coating Systems Dutch Holding B B.V., Senior Notes, 7.375%, 05/01/21 (g)	B3	321
475	Ciech Group Financing, Senior Notes, 9.50%, 11/30/19 (g) (EUR)	B1	578
990	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	1,010
450	W.R. Grace & Company Conn., Senior Notes, 5.125%, 10/01/21 (g)	Ba3	455
675	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B3	621
1,075	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	Caa2	970
250	Hexion Specialty Chemicals, Inc., Senior Notes, 10%, 04/15/20	B3	258
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	B3	355
975	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, 10/24/21	B3	875
975	Momentive Performance Materials, Inc., Senior Secured Notes, 8.875%, 10/15/20 (a)(f) ESC	(e)	0
900	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	B2	934
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	PolyOne Corporation, Senior Notes, 5.25%, 03/15/23	Ba3	$420
1,225	PQ Corporation, Senior Notes, 8.75%, 11/01/18 (g)	Caa1	1,249
800	Rayonier American Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	Ba3	713
150	Trinseo Materials Operating S.C.A., Senior Notes, 6.375%, 05/01/22 (g) (EUR)	B3	166
225	Trinseo Materials Operating S.C.A., Senior Notes, 6.75%, 05/01/22 (g)	B3	228
450	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	Caa1	452
			9,605
Consumer Products — 3.20%
525	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	423
1,325	Activision Blizzard, Inc., Senior Notes, 5.625%, 09/15/21 (g)	Ba2	1,388
400	Activision Blizzard, Inc., Senior Notes, 6.125%, 09/15/23 (g)	Ba2	434
160	Avon Products, Inc., Senior Notes 5.35%, 03/15/20	Ba3	145
725	Avon Products, Inc., Senior Notes 5.75%, 03/15/23	Ba3	623
775	Dometic Group AB, Senior Notes, 9.50%, 06/26/19 (g) (EUR)	Caa2	866
625	Energizer Spinco, Inc., Senior Notes, 5.50%, 06/15/25 (g)	Ba3	614
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	Ba2	292
525	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	508
575	Quiksilver Inc., Senior Notes, 10%, 08/01/20	Ca	219
375	Spectrum Brands Escrow, Senior Notes, 5.75%, 07/15/25 (g)	B2	380
650	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22	B2	692

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	Sun Products, Senior Notes, 7.75%, 03/15/21 (g)	Caa2	$685
325	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20	Ba3	342
			7,611
Container — 3.42%
375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	383
200	Ardagh Finance Holdings S.A., Senior Notes, 8.375%, 06/15/19 (c)(g) (EUR)	Caa2	227
798	Ardagh Finance Holdings S.A., Senior Notes, 8.625%, 06/15/19 (c)(g)	Caa2	826
200	Ardagh Packaging Finance plc, Senior Notes, 6.25%, 01/31/19 (g)	Caa1	203
578	Ardagh Packaging Finance plc, Senior Notes, 7%, 11/15/20 (g)	Caa1	590
400	Beverage Packaging Holdings (Lux) II S.A., Senior Notes, 5.625%, 12/15/16 (g)	Caa2	400
650	Beverage Packaging Holdings (Lux) II S.A., Senior Subordinated Notes, 6%, 06/15/17 (g)	Caa2	648
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	316
700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa2	634
400	Coveris Holding Corporation, Senior Notes, 10%, 06/01/18 (g)	Caa2	420
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	390
1,100	Reynolds Group Issuer, Inc., Senior Notes, 8.25%, 02/15/21	Caa2	1,141
328	Reynolds Group Issuer, Inc., Senior Notes, 9.875%, 08/15/19	Caa2	344
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$625	Sealed Air Corporation, Senior Notes, 5.25%, 04/01/23 (g)	B1	$627
850	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g) (EUR)	Caa1	987
			8,136
Energy — 19.16%
1,675	Antero Resources Finance Corporation, Senior Notes, 5.125%%, 12/01/22	Ba3	1,583
825	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20	Ba3	829
825	Atwood Oceanics Inc., Senior Notes 6.50%, 02/01/20	Ba3	796
175	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B2	158
875	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B2	822
925	CGG SA, Senior Notes, 6.875%, 01/15/22	B2	765
900	Chesapeake Energy Corp., Senior Notes, 5.375%, 06/15/21	Ba1	815
1,300	Chesapeake Energy Corp., Senior Notes, 5.75%, 03/15/23	Ba1	1,177
425	Comstock Resources, Inc., Senior Notes, 10%, 03/15/20 (g)	Ba3	385
1,300	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba3	1,300
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba3	314
350	CrownRock, L.P., Senior Notes, 7.125%, 04/15/21 (g)	Caa1	362
800	CrownRock, L.P., Senior Notes, 7.75%, 02/15/23 (g)	Caa1	846
700	Denbury Resources, Inc., Senior Notes, 5.50%, 05/01/22	B1	626

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$700	Energy XXI Gulf Coast 11%, 03/15/20 (g)	B2	$613
400	EPL Oil and Gas, Inc., Senior Notes, 8.25%, 02/15/18	Caa3	238
200	Exterran Partners, L.P., Senior Notes, 6%, 04/01/21	B1	193
350	Exterran Partners, L.P., Senior Notes, 6%, 10/01/22	B1	333
775	Exterran Holdings, Inc., Senior Notes, 7.25%, 12/01/18	Ba3	798
925	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	930
825	Gulfport Energy Corporation, Senior Notes, 6.625%, 05/01/23 (g)	B2	836
640	Halcon Resources Corporation, Senior Notes, 8.625%, 02/01/20 (g)	B2	632
1,100	Hercules Offshore, Inc., Senior Notes, 8.75%, 07/15/21 (g)	Caa2	380
25	Hercules Offshore, Inc., Senior Notes, 10.25%, 04/1/19 (g)	Caa2	9
825	MarkWest Energy Partners, L.P., Senior Notes, 4.50%, 07/15/23	Ba3	808
1,425	Matador Resources Company, Senior Notes, 6.875%, 04/15/23 (g)	B3	1,455
400	McDermott International, Senior Notes, 8%, 05/01/21 (g)	B1	366
325	Newfield Exploration Company, Senior Notes, 5.375%, 01/01/26	Ba1	322
125	Newfield Exploration Company, Senior Notes, 5.625%, 07/01/24	Ba1	127
675	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	688
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$200	Oasis Petroleum, Inc., Senior Notes, 6.50%, 11/01/21	B2	$200
300	Oasis Petroleum, Inc., Senior Notes, 6.875%, 03/15/22	B2	304
225	Oasis Petroleum, Inc., Senior Notes, 6.875%, 01/15/23	B2	224
125	Oasis Petroleum, Inc., Senior Notes, 7.25%, 02/01/19	B2	128
200	Pacific Drilling V Ltd., Senior Notes, 7.25%, 12/01/17 (g)	Caa1	184
100	Pacific Rubiales Energy Corporation, Senior Notes, 5.125%, 03/28/23 (g)	Ba2	72
1,400	Pacific Rubiales Energy Corporation, Senior Notes, 5.375%, 01/26/19 (g)	Ba2	1137
825	Pacific Rubiales Energy Corporation, Senior Notes, 5.625%, 01/29/25 (g)	Ba2	594
325	Pacific Rubiales Energy Corporation, Senior Notes, 7.25%, 12/12/21 (g)	Ba2	265
400	Parker Drilling Company, Senior Notes, 6.75%, 07/15/22	B1	345
125	Parker Drilling Company, Senior Notes, 7.50%, 08/01/20	B1	114
1,100	Parsley Energy LLC, Senior Notes 7.50%, 2/15/22 (g)	Caa1	1,122
775	Penn Virginia Corporation, Senior Notes, 7.25%, 04/15/19	Caa1	659
800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20	Caa1	718
675	Precision Drilling Corporation, Senior Notes, 6.625%, 11/15/20	Ba1	665
700	Range Resources Corporaiton, Senior Subordinated Notes, 5%, 03/15/23	Ba2	682
800	Range Resources Corporaiton, Senior Subordinated Notes, 4.875%, 05/15/25 (g)	Ba1	776

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Rosetta Resources, Inc., Senior Notes, 5.875%, 06/01/22	B1	$478
1,925	Rosetta Resources, Inc., Senior Notes, 5.875%, 06/01/24	B1	2,069
650	Sabine Pass LNG, L.P., Senior Notes, 5.625%, 02/01/21	Ba3	663
650	Sabine Pass LNG, L.P., Senior Notes, 5.625%, 04/15/23	Ba3	647
550	Sabine Pass LNG, L.P., Senior Notes, 5.75%, 05/15/24	Ba3	546
350	Sabine Pass LNG, L.P., Senior Notes, 6.25%, 03/15/22	Ba3	364
525	Sandridge Energy, Inc., Senior Notes, 7.50%, 03/15/21	Caa1	223
575	Sandridge Energy, Inc., Senior Notes, 8.75%, 06/01/20 (g)	B1	520
1,275	SESI, L.L.C., Senior Notes, 7.125%, 12/15/21	Baa3	1,345
550	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	B2	550
1,500	Seven Generations Energy Ltd., Senior Notes, 8.25%, 05/15/20 (g)	B2	1,594
975	SM Energy Company, Senior Notes, 5%, 01/15/24	Ba2	924
150	SM Energy Company, Senior Notes, 5.625%, 06/01/25	Ba2	148
650	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba2	666
1,450	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba2	1,345
475	Targa Resources Partners L.P., Senior Notes, 5%, 01/15/18 (g)	Ba2	487
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba2	$792
1,075	Tervita Corporation, Senior Notes, 8%, 11/15/18 (g)	B3	995
675	Tervita Corporation, Senior Notes, 10.875%, 02/15/18 (g)	Caa2	472
1,500	Whiting Petroleum Corporation, Senior Notes, 6.25%, 04/01/23 (g)	Ba2	1,489
100	WPX Energy, Inc., Senior Notes, 5.25%, 09/15/24	Ba1	92
1,525	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	1,510
			45,614
Entertainment & Leisure — 3.69%
1,275	AMC Entertainment, Inc., Senior Subordinate Notes, 5.75%, 06/15/25 (g)	B3	1,261
525	Cedar Fair LP, Senior Notes, 5.25%, 03/15/21	B1	541
1,675	DreamWorks Animation SKG, Inc., Senior Notes, 6.875%, 08/15/20 (g)	B1	1,667
2,400	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	2,436
200	Regal Entertainment Group, Senior Notes, 5.75%, 06/15/23	B3	198
925	SFX Entertainment, Inc., Senior Notes, 9.625%, 02/01/19 (g)	Caa1	807
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	687
672	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	B1	685
525	WMG Acquisition Corporation, Senior Notes, 6.75%, 04/15/22 (g)	Caa1	501
			8,783

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Financial — 10.82%
$450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba2	$460
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	724
825	A S Company, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	868
450	CIT Group, Inc., Senior Notes, 5%, 08/15/22	B1	445
2,075	CIT Group, Inc., Senior Notes, 5%, 08/01/23	B1	2,070
325	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	B1	339
1200	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	1,215
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,485
525	E*Trade Financial Corporation, Senior Notes, 5.375%, 11/15/22	Ba2	539
100	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19 (g)	Ba3	106
450	HRG Group, Inc., Senior Notes, 7.75%, 01/15/22 (g)	Caa1	440
550	HRG Group, Inc., Senior Notes, 7.75%, 01/15/22	Caa1	540
525	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19	Ba3	557
800	Hub International Limited, Senior Notes, 7.875%, 10/01/21 (g)	Caa1	816
475	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	471
650	Icahn Enterprises, Senior Notes, 4.875%, 03/15/19	Ba3	659
1,200	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	1,237
525	iStar Financial, Inc., Senior Notes, 5%, 07/01/19	B2	516
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B2	550
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	National Financial Partnership, Senior Notes, 9%, 07/15/21 (g)	Caa2	$788
1,400	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	1,312
125	Nationstar Mortgage LLC, Senior Notes, 7.875%, 10/01/20	B2	124
850	Navient Corporation, Senior Notes, 5%, 10/26/20	Ba3	844
500	Navient Corporation, Senior Notes, 5.875%, 03/25/21	Ba3	499
1,225	Ocwen Financial Group, Senior Notes, 7.125%, 05/15/19 (g)	B3	1,145
475	OneMain Financial Holdings, Inc., Senior Notes, 6.75%, 12/15/19 (g)	B2	493
1,725	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	1,639
1050	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba2	1,005
675	Springleaf Finance Corporation, Senior Notes, 5.25%, 12/15/19	B2	667
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	Ba3	591
1,275	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	1,297
1,425	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21	B3	1,311
			25,752
Food/Tobacco — 2.25%
475	Boparan Finance, Plc, Senior Notes, 5.25%, 07/15/19 (g) (GBP)	B2	705
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	650
425	Cott Beverages, Inc., Senior Notes, 6.75%, 01/01/20 (g)	B3	439

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Darling Escrow Corporation, Senior Notes, 5.375%, 01/15/22	Ba3	$449
750	Dean Foods Company, Senior Notes, 6.50%, 03/15/23 (g)	B2	768
650	JBS USA, LLC, Senior Notes, 5.875%, 07/15/24 (g)	Ba3	653
300	Post Holdings, Inc., Senior Notes, 6%, 12/15/22 (g)	B3	288
525	Post Holdings, Inc., Senior Notes, 6.75%, 12/01/21 (g)	B3	524
425	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B3	433
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	457
			5,366
Forest Products — 1.88%
275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	266
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,124
650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	668
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba2	330
625	Mercer International, Inc., Senior Notes, 7%, 12/01/19	B2	658
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B2	376
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba2	403
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	650
			4,475
Gaming — 3.43%
525	Boyd Gaming Corporation, Senior Notes, 6.875%, 05/15/23	B3	538
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$75	Boyd Gaming Corporation, Senior Notes, 9%, 07/01/20	B3	$81
475	Cirsa Funding Luxembourg S.A., Senior Notes, 5.875%, 05/15/23 (g) (EUR)	B3	511
443	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g) (EUR)	B3	503
550	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba2	524
800	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	742
750	MGM Resorts International, Senior Notes, 6%, 03/15/23	B3	759
825	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	862
375	Peninsula Gaming, LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	391
1,250	Pinnacle Entertainment, Inc., Senior Notes, 7.50%, 04/15/21	B2	1,322
274	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	287
275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g) (EUR)	B2	323
500	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	516
375	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.75%, 09/01/21 (g)	B2	417
200	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21	Caa1	214
200	Wynn Macau Ltd., Senior Notes, 5.25%, 10/15/21 (g)	Ba2	189
			8,179

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Health Care — 9.77%
$350	Acadia Healthcare Company, Inc., Senior Notes 5.625%, 02/15/23 (g)	B3	$355
500	Capella Healthcare, Inc., Senior Notes, 9.25%, 07/01/17	B3	512
725	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	738
600	Concordia Healthcare Corporation, Senior Notes, 7%, 04/15/23 (g)	B3	600
1,900	Crimson Merger, Inc., Senior Notes, 6.625%, 05/15/22 (g)	Caa1	1,667
700	DJO Finance LLC, Senior Notes, 8.125%, 06/15/21 (g)	Caa1	721
425	DPX Holdings BV, Senior Notes, 7.50%, 02/01/22 (g)	Caa1	444
725	Endo Finance LLC, Senior Notes, 6%, 07/15/23 (g)	B1	741
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B1	584
575	Ephios Bondco Plc, Senior Notes, 6.25%, 07/01/22 (g) (EUR)	B3	619
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B2	566
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B2	1,580
450	Horizon Pharma Financing, Senior Notes, 6.625%, 05/01/23 (g)	B2	469
475	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	493
400	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	409
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	748
500	JLL/Delta Dutch Senior Notes, 8.75%, 05/01/20 (g)	Caa2	508
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20 (g)	B2	669
525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g) (EUR)	B2	620
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	$267
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	554
675	Omega Healthcare Investors, Inc., Senior Notes, 5.875%, 03/15/24	Baa3	720
625	Opal Acquisition, Inc., Senior Note, 8.875%, 12/15/21 (g)	Caa2	606
120	Pinnacle Merger, Senior Notes, 9.50%, 10/01/23 (g)	Caa1	134
600	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21	B3	607
300	Tenet Healthcare Corporation, Senior Notes, 3.786%, 06/15/20 (g)	Ba2	303
750	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23 (g)	B3	765
575	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	B3	630
450	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20	Caa2	471
1,150	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	1,069
675	Valeant Pharmaceuticals International, Senior Notes, 5.375%, 03/15/20 (g)	B1	694
600	Valeant Pharmaceuticals International, Senior Notes, 5.875%, 05/15/23 (g)	B1	615
1,900	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	2,000
750	Wellcare Health Plans, Inc., Senior Notes, 5.75%, 11/15/20	Ba2	780
			23,258

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Information Technology — 4.44%
$375	Advanced Micro Devices, Inc., Senior Notes, 6.75%, 03/01/19	Caa1	$340
375	Advanced Micro Devices, Inc., Senior Notes, 7.50%, 08/15/22	Caa1	332
600	Alcatel Lucent USA, Inc., Senior Notes, 6.75%, 11/15/20 (g)	B3	633
400	Alcatel Lucent USA, Inc., Senior Notes, 8.875%, 01/01/20 (g)	B3	435
1,000	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	1,025
600	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	681
100	Avaya Inc., Senior Notes, 7%, 04/01/19 (g)	B1	98
575	Avaya Inc., Senior Notes, 10.50%, 03/01/21 (g)	Caa1	474
1,700	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	1,649
650	BMC Software Finance, Inc., Senior Notes, 8.125%, 07/15/21 (g)	Caa1	535
325	BMC Software, Inc., Senior Notes, 7.25%, 06/01/18	Caa1	304
700	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	B2	696
650	Goodman Networks, Inc., Senior Secured Notes, 12.125%, 07/01/18	B3	540
1,000	Infor Software Parent, Inc., Senior Notes, 7.125%, 05/01/21 (g)	Caa1	1,002
800	Infor US, Inc., Senior Notes, 6.50%, 05/15/22 (g)	B3	816
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	Ba3	418
250	Project Homestake Merger, Senior Notes, 8.875%, 03/01/23 (g)	Caa1	244
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23 (g)	B3	$353
			10,575
Lodging — .60%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21	B2	884
525	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	543
			1,427
Manufacturing — 2.31%
850	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	788
950	Apex Tool Group, Senior Notes, 7%, 02/01/21 (g)	Caa1	850
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	402
1,800	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa1	1,640
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa2	617
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B2	1,005
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B2	210
			5,512
Metals & Mining — 6.10%
900	AK Steel Corporation, Senior Notes, 7.625%, 10/01/21	Caa1	736
850	AK Steel Corporation, Senior Notes, 8.375%, 04/01/22	Caa1	699
300	Aleris International, Inc., Senior Notes, 7.625%, 02/15/18	B2	308
725	Aleris International, Inc., Senior Notes, 7.875%, 11/01/20	B2	752
500	ArcelorMittal, Senior Notes, 10.60%, 06/01/19	Ba1	598
625	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	637

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,200	Consol Energy, Inc., Senior Notes, 5.875%, 04/15/22	B1	$1,023
625	Consol Energy, Inc., Senior Notes, 8%, 04/01/23 (g)	B1	591
675	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	668
550	First Quantum Minerals Ltd., Senior Notes, 7.25%, 10/15/19 (g)	B2	549
975	First Quantum Minerals Ltd., Senior Notes, 7.25%, 05/15/22 (g)	B2	930
675	Lundin Mining Corporation, Senior Notes, 7.50%, 11/01/20 (g)	Ba2	725
1,700	Murray Energy Corporation, Senior Notes, 11.25%, 04/15/21 (g)	B3	1,428
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	448
675	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	B3	782
925	Peabody Energy Corporation, Senior Notes, 6%, 11/15/18	Caa1	444
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17	Caa2	781
536	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18	Caa3	537
450	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	454
300	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	303
500	Vedanta Resources Plc, Senior Notes, 6%, 01/31/19 (g)	Ba3	485
625	Vedanta Resources Plc, Senior Notes, 8.25%, 06/07/21 (g)	Ba3	641
			14,519
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Other Telecommunications — 2.89%
$250	Century Link, Inc., Senior Notes, 5.625%, 04/01/20	Ba2	$250
375	Century Link, Inc., Senior Notes, 6.45%, 06/15/21	Ba2	384
1,325	DuPont Fabros Technology L.P., Senior Notes, 5.875%, 09/15/21	Ba1	1,342
250	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	260
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	476
600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	B1	597
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	249
250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23 (g)	B3	253
125	Level 3 Financing, Inc., Senior Notes, 6.125%, 01/15/21	B3	131
325	Level 3 Financing, Inc., Senior Notes, 7%, 06/01/20	B3	345
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	696
625	Play Topco S.A., Senior Notes, 7.75%, 02/28/20 (c)(g) (EUR)	Caa1	719
700	Telecom Italia, Senior Notes, 6.375%, 06/24/19 (GBP)	Ba1	1,187
			6,889
Publishing — .80%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	241
225	MHGE Parent, LLC, Senior Notes, 8.50%, 08/01/19 (g)	Caa1	227
525	Time, Inc., Senior Notes, 5.75%, 04/15/22 (g)	B1	501
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	930
			1,899

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Real Estate Investment Trust Securities — .47%
$1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Baa3	$1,111
Restaurants — .77%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	419
800	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	826
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	582
			1,827
Retail — 4.64%
350	Academy Ltd., Senior Notes, 9.25%, 08/01/19 (g)	B3	367
650	Alphabet Holding Company, Inc., Senior Notes, 7.75%, 11/01/17	Caa1	651
725	Argos Merger Sub Inc., Senior Notes, 7.125%, 03/15/23 (g)	B3	760
375	Chinos Intermediary Holdings A, Inc., Senior Notes, 7.75%, 05/01/19 (g)	Caa2	301
525	Claire's Stores, Inc., Senior Notes, 9%, 03/15/19 (g)	B3	444
150	Claire's Stores, Inc., Senior Subordinated Notes, 10.50%, 06/01/17	Ca	118
700	David's Bridal, Inc., Senior Notes, 7.75%, 10/15/20 (g)	Caa2	570
275	Family Tree Escrow LLC, Senior Notes, 5.25%, 03/01/20 (g)	Ba3	288
1,575	Family Tree Escrow LLC, Senior Notes, 5.75%, 03/01/23 (g)	Ba3	1,650
750	Guitar Center Inc., Senior Notes, 6.50%,04/15/19 (g)	B3	689
825	Jo-Ann Stores, Inc., Senior Notes, 8.125%, 03/15/19 (g)	Caa1	783
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$150	Kirk Beauty Zero GmbH, Senior Notes, 6.25%, 07/15/22 (g) (EUR)	B1	$165
725	Magnolia S.A., Senior Notes, 9%, 08/01/20 (g) (EUR)	B2	859
375	Matalan Finance Plc, Senior Notes, 6.875%, 06/01/19 (g) (GBP)	B2	574
425	New Look Secured Issuer Plc, Senior Notes, 6.50%, 07/01/22 (g) (GBP)	B1	648
325	New Look Senior Issuer Plc, Senior Notes, 8%, 07/01/23 (g) (GBP)	Caa1	495
425	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	385
325	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22	B2	349
925	William Carter, Senior Notes, 5.25%, 08/15/21	Ba2	952
			11,048
Satellites — 1.32%
698	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	761
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	853
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 5.50%, 08/01/23	B3	1,128
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	396
			3,138
Services — 8.58%
550	Alliance Data Systems Company, Senior Notes, 5.375%, 08/01/22 (g)	(e)	545
350	Aramark Holdings, Senior Notes, 5.75%, 03/15/20	B3	366
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	Ba3	266
425	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	438

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	Brakes Capital, Senior Notes, 7.125%, 12/15/18 (g) (GBP)	B3	$322
1,625	CEB, Inc., Senior Notes, 5.625%, 06/15/23 (g)	Ba3	1,633
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	324
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	252
700	Corelogic Inc., Senior Notes, 7.25%, 06/01/21	Ba3	742
150	Corrections Corporation of America, Senior Notes, 4.625%, 05/01/23	Baa3	146
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	679
325	Europcar Groupe SA, Senior Notes, 5.75%, 06/15/22 (g) (EUR)	(e)	369
450	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g) (EUR)	Caa1	557
1,186	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	1,253
3,175	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	3,675
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22	Ba2	182
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	494
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	309
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa2	354
215	Interline Brands Inc., Senior Notes, 10%, 11/15/18	Caa2	224
1,450	Laureate Education, Inc., Senior Ntoes, 10%, 09/01/19 (g)	Caa1	1,352
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$541	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Baa3	$573
150	Loxam SAS, Senior Subordinated Notes, 7%, 07/23/22 (g) (EUR)	(e)	169
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba1	430
675	Monitronics International, Senior Notes, 9.125%, 04/01/20	Caa1	650
325	Nord Anglia Education Finance LLC, Senior Notes, 5.75%, 07/15/22 (g) (CHF)	B1	356
400	Outerwall, Inc., Senior Notes, 5.875%, 06/15/21	Ba3	381
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	Ba3	923
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba3	222
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	924
250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18	Caa1	255
650	Transworld Systems, Inc., Senior Notes, 9.50%, 08/15/21 (g)	B3	358
700	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B1	709
			20,432
Supermarkets — .93%
825	Rite Aid Corporation, Senior Notes, 6.125%, 04/01/23 (g)	B3	850
1,300	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	B3	1,362
			2,212
Transportation — .14%
325	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	328

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Utilities — 3.50%
$775	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	$754
875	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B3	852
100	Calpine Corporation, Senior Notes, 5.50%, 02/01/24	B3	97
675	Dynergy Finance, Senior Notes, 6.75%, 11/01/19 (g)	B3	703
900	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	920
575	NRG Yield Inc., Senior Notes, 5.375%, 08/15/24 (g)	Ba1	581
2,325	NRG Energy, Inc., Senior Notes, 6.25%, 07/15/22	B1	2,371
350	NRG Energy, Inc., Senior Notes, 6.25%, 05/01/24	B1	348
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	566
1,125	TerraForm Power Operating LLC, Senior Notes, 5.875%, 02/01/23 (g)	B1	1,147
			8,339
Wireless Communications — 7.00%
675	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g) (GBP)	B3	1,166
950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	B1	957
250	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	235
400	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	384
205	Millicom International Cellular S.A., Senior Notes, 6.625%, 10/15/21 (g)	Ba2	212
600	OTE Plc, Senior Notes, 4.625%, 05/20/16 (EUR)	B3	627
200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	213
2,850	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B2	2,650
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,425	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B2	$1,678
2,050	T-Mobile, USA, Inc., Senior Notes, 6%, 03/01/23	Ba3	2,099
1,350	T-Mobile, USA, Inc., Senior Notes, 6.25%, 04/01/21	Ba3	1,380
300	T-Mobile, USA, Inc., Senior Notes, 6.375%, 03/01/25	Ba3	306
175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/24	Ba3	181
725	T-Mobile, USA, Inc., Senior Notes, 6.633%, 04/28/21	Ba3	754
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	292
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	538
650	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	653
700	Wind Acquistion Holdings Finance S.A., Senior Notes, 4.75%, 07/15/20 (g)	Ba3	693
1,625	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Caa1	1,641
			16,659
	Total Corporate Debt Securities (Total cost of $322,420)		319,303
Shares
PREFERRED STOCK — 1.31% (b)(d)
Energy — .08%
4,079	Penn Virginia Corporation, Convertible, 6% (g)	(e)	196
Financial — .44%
963	Ally Financial Inc., 7% (g)	B3	973
	59,572	Sentry Holdings, Equity Units, B Shares, (GBP) (a)	69
			1,042
Health Care — .23%
539	Allergan Plc, Convertible, 5.50%	(e)	562

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2015 (Unaudited) — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — continued
Wireless Communications — .56%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	$221
2,159	American Tower Corporation, Convertible, 5.50%	(e)	216
7,000	Crown Castle International Corp., Convertible, 4.50%	(e)	722
2,476	T-Mobile, USA, Inc., Convertible, 5.50%	(e)	167
			1,326
	Total Preferred Stock (Total cost of $3,240)		3,126
COMMON STOCK — 0% (b)(d)
Financial — 0%
250	Sentry Holdings A (GBP) (a)		—
17	Sentry Holding Warrants (GBP) (a)		—
			—
	Total Common Stock (Total cost of $—)		—
	TOTAL INVESTMENTS — 135.43% (d) (Total cost of $325,660)		322,429
	CASH AND OTHER ASSETS LESS LIABILITIES — (35.43)% (d)		(84,360)
	NET ASSETS — 100.00%		$238,069

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(c)  Pay-In-Kind

(d)  Percentages indicated are based on total net assets to common shareholders of $238,069.

(e)  Not rated.

(f)  Represents Level 3 Security. See Note 1.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $167,805 as of June 30, 2015.

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $325,660 see Schedule of Investments and Note 1)	$322,429
CASH	907
RECEIVABLES:
Investment securities sold	2,046
Interest and dividends	5,745
PREPAID EXPENSES	50
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	149
Total assets	$331,326
Liabilities:
CREDIT AGREEMENT (Note 4)	$90,000
PAYABLES:
Investment securities purchased	2,652
Dividend on common stock	120
Interest on loan (Note 4)	62
ACCRUED EXPENSES (Note 3)	231
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	192
Total liabilities	$93,257
Net Assets	$238,069
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,519
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	2,337
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(29,747)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(3,274)
Net Assets Applicable To Common Stock (Equivalent to $10.19 per share, based on 23,368,918 shares outstanding)	$238,069

Statement of Operations
For the Six Months Ended
June 30, 2015 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$10,846
Dividend income	102
Other income	40
Total investment income	$10,988
Expenses:
Cost of leverage:
Interest expense (Note 4)	$487
Loan fees (Note 4)	7
Total cost of leverage	$494
Professional services:
Investment Advisor (Note 3)	$567
Legal	174
Custodian and transfer agent	161
Audit	28
Total professional services	$930
Administrative:
General administrative (Note 6)	$218
Directors	149
Insurance	71
Miscellaneous	20
Shareholder communications	20
NYSE	13
Total administrative	$491
Total expenses	$1,915
Net investment income	$9,073
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$2,000
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	$(1,151)
Net gain on investments	$849
Net increase in net assets resulting from operations	$9,922

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
From Operations:
Net investment income	$9,073	$18,610
Realized gain on investments and currencies, net	2,000	3,428
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	(1,151)	(14,071)
Net increase in net assets resulting from operations	$9,922	$7,967
From Fund Share Transactions:
Net asset value of 0 shares issued to common stockholders for reinvestment of dividends in 2014 and 2013.	—	—
Distributions to Common Stockholders:
From net investment income ($.33 and $.84 per share in 2015 and 2014, respectively)	$(7,595)	$(19,513)
Total net increase (decrease) in net assets	$2,327	$(11,546)
Net Assets Applicable to Common Stock:
Beginning of period	$235,742	$247,288
End of period (Including $2,337 and $(69) of undistributed net investment income/(loss) at June 30, 2015 and December 31, 2014, respectively)	$238,069	$235,742

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2015	For the Years Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$10.09	$10.58	$10.49	$9.58	$10.17	$9.44
NET INVESTMENT INCOME	.39	.80	.83	.93	1.03	1.06
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.04	(.45)	.12	.96	(.57)	.73
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	—	(.01)	(.01)	(.03)
TOTAL FROM INVESTMENT OPERATIONS	.43	.35	.95	1.88	.45	1.76
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.33)	(.84)	(.86)	(.97)	(1.04)	(1.03)
TOTAL DISTRIBUTIONS	(.33)	(.84)	(.86)	(.97)	(1.04)	(1.03)
NET ASSET VALUE:
End of period	$10.19	$10.09	$10.58	$10.49	$9.58	$10.17
PER SHARE MARKET VALUE:
End of period	$8.77	$8,94	$9.65	$10.45	$10.21	$9.96
TOTAL INVESTMENT RETURN†	1.64%	1.02%	.73%	12.18%	13.61%	22.02%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2015		For the Years Ended December 31,
	(Unaudited)		2014	2013	2012	2011	2010
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$238,069		$235,742	$247,288	$244,631	$221,656	$234,624
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—		—	—	—	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$238,069		$235,742	$247,288	$244,631	$307,081	$320,049
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.41	%**	.40%	.43%	.06%	—	—
Ratio of preferred and other leverage expenses to average net assets*	—		—	—	.04%	.04%	.05%
Ratio of operating expenses to average net assets*	1.19	%**	1.14%	1.23%	1.38%	1.42%	1.92%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.60	%**	1.54%	1.66%	1.48%	1.46%	1.97%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.59	%**	7.41%	7.82%	9.07%	10.10%	10.66%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	1.13%	1.07%	1.43%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	6.94%	7.41%	7.76%
PORTFOLIO TURNOVER RATE	33.76%		48.26%	63.65%	69.91%	58.91%	79.02%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2015	As of December 31,
	(Unaudited)	2014	2013	2012	2011	2010
TOTAL AMOUNT OUTSTANDING:
Preferred Stock	$—	$—	$—	$—	$85,425,000	$85,425,000
Credit Agreement	$90,000,000	$90,000,000	$100,000,000	$85,425,000	—	—
ASSET COVERAGE:
Per Preferred Stock Share (1)	$—	$—	$—	$—	$89,869	$93,664
Per $1,000 borrowed under Credit Agreement (2)	$3,645	$3,619	$3,473	$3,864	—	—
Credit Agreement Asset Coverage (3)	365%	362%	347%	386%	—	—
INVOLUNTARY LIQUIDATION PREFERENCE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$25,000	$25,000
LIQUIDATION VALUE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2015 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(1,001,505)
Sales and maturities of portfolio securities	989,428
Interest and dividends received	10,824
Other income	40
Operating expenses paid	(1,872)
Net cash used by operating activities	$(3,085)
Cash Flows From Financing Activities:
Common stock dividends	(10,405)
Net cash used by financing activities	$(10,405)
Net Decrease in Cash	$(13,490)
Cash at Beginning of Period	14,397
Cash at End of Period	$907
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating Activities:
Purchases of portfolio securities	$(1,001,505)
Sales and maturities of portfolio securities	989,428
Net increase in net assets resulting from operations	9,922
Amortization of interest	50
Net realized gain on investments and currencies	(2,000)
Change in net unrealized depreciation on investments and other financial instruments	1,151
Increase in interest and dividend receivable	(174)
Decrease in prepaid expenses	60
Decrease in accrued expenses and other payables	(17)
Net cash used by operating activities	$(3,085)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2015 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$319,303	$—	$319,303
Preferred Stock
Energy	—	196	—	196
Financial	—	1,042	—	1,042
Health Care	562	—	—	562
Wireless Communications	1,326	—	—	1,326
Common Stock
Financial	—	—	—	—
Total Investments	$1,888	$320,541	$—	$322,429
Forward Currency Exchange Contracts	$—	$(46)	$—	$(46)

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

The Fund owned one Level 3 security at June 30, 2015. This security appears under Corporate Debt Securities, Chemicals and has a value of zero. The value was determined by the Valuation Committee of the Fund's investment Advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation have taken into account the interim non-tradable position and the uncertainty surrounding the remaining distribution(s), if any. The security will continue to be valued at zero until a distribution has been determined, the occurrence of company-specific or industry events, or other market factors suggest the value should be changed.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Debt Securities
Balance, December 31, 2014	$—
Sales	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	—
Balance, June 30, 2015	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2015, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At June 30, 2015, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $326,193,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $5,500,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $9,264,000. Net unrealized loss on investments for tax purposes at June 30, 2015 was approximately $3,764,000.

At December 31, 2014, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$2,073,000	December 31, 2016
26,830,000	December 31, 2017
$28,903,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2014 and 2013 of approximately $19,513,000 and $20,097,000, respectively, was from ordinary income.

As of December 31, 2014, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$843,000
Unrealized Loss	(2,664,000)
Capital Losses Carry Forward	(28,903,000)
Investments and Currencies Loss Deferrals	(2,287,000)
$(33,011,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

ended December 31, 2014, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,881,000
Capital in excess of par value	$91,000
Accumulated net realized loss from securities transactions	$(1,972,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Fund's 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $567,000 in management fees during the six months ended June 30, 2015. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2015, the fee payable to T. Rowe Price was approximately $94,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On May 9, 2014 the Fund reduced the facility by $10,000,000 and on June 30, 2015 the total amount outstanding on the loan was $90,000,000. The term of the facility has been extended to October 2015. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.08% and will be in effect until July 8, 2015 at which time the rate will be reset. For the six months ended June 30, 2015 the weighted average rate on the loan was approximately 1.08% and the maximum amount borrowed during the period was $90,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2015 the Fund paid approximately $7,000 for this commitment.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2015 were approximately:

Cost of purchases	$121,209,000
Proceeds of sales or maturities	$107,448,000

(6) Related Party Transactions

The Fund paid approximately $96,000 during the six months ended June 30, 2015 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Unaudited) (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2015 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Bank of America	7/10/15	GBP	(2,257)	$3,367	$3,545	$(178)
State Street Bank	7/10/15	GBP	32	50	48	2
Citibank	7/10/15	GBP	(94)	142	148	(6)
State Street Bank	7/10/15	GBP	(151)	230	238	(8)
JP Morgan	7/10/15	GBP	(200)	305	314	(9)
Citibank	7/10/15	GBP	(695)	1,104	1,092	12
Bank of America	8/12/15	CHF	(333)	357	357	—
Citibank	9/11/15	EUR	(379)	426	423	3
Standard Chartered Bank	9/11/15	EUR	(9,857)	11,132	11,000	132
Citibank	9/11/15	EUR	182	204	206	(2)
Bank of America	9/11/15	EUR	(573)	646	639	7
JP Morgan	9/11/15	EUR	(100)	113	112	1
JP Morgan	9/11/15	EUR	(595)	664	664	—
Net unrealized loss on open forward currency exchange contracts						$(46)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2015 (Unaudited)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2015 was as follows:

	Asset Derivatives June 30, 2015
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$157
	Unrealized loss on currency and forward currency exchange contracts	(203)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2015 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$1,200
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$(435)

(8) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2015.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2015

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

2

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	September 3, 2015

4